UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 30, 2014

IKANOS COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51532	73-1721486
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

47669 Fremont Boulevard Fremont, CA		94538
(Address of principal executive offices)		(Zip Code)

(510) 979-0400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 30, 2014, Ikanos Communications, Inc. (the “Company”) issued a press release announcing its financial results for the fourth fiscal quarter and fiscal year ended December 29, 2013. A copy of this press release is furnished as Exhibit 99.1 to this report.

The information provided in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated January 30, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2014

IKANOS COMMUNICATIONS, INC.

By:	/s/ DENNIS BENCALA
Dennis Bencala Chief Financial Officer and Vice President of Finance

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated January 30, 2014.

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